UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2011

Mesa Energy Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-149338	98-0506246
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

5220 Spring Valley Road
Suite 525
Dallas, TX  75254
(Address of principal executive offices, including zip code)

(972) 490-9595
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Mesa Energy Holdings, Inc. (the “Company” or “Mesa”) on July 28, 2011, to include (i) the historical financial statements of Tchefuncte Natural Resources, LLC (“TNR”), of which 100% of the members’ interests of TNR were acquired by the Company on July 22, 2011, and (ii) the abbreviated financial statements relating to the acquisition of certain assets of Samson Contour Energy E&P, LLC (the “Samson Properties”) which were acquired by TNR immediately prior to the Company’s acquisition of TNR.

The unaudited pro forma financial information for TNR and the Samson Properties required pursuant to Items 9.01(a) and 9.01(b) of Form 8-K is also included herewith, together with pro forma consolidated supplemental oil and gas information.

Item 9.01. Financial Statements and Exhibits.

(a)         Financial Statements of Businesses Acquired.

The audited financial statements of TNR for the period from inception through the year ended December 31, 2010, including the related report of the independent registered public accounting firm, and the unaudited interim financial statements of TNR for the six month periods ended June 30, 2011 and 2010 are attached as Exhibit 99.1 hereto and incorporated in their entirety herein by reference.  TNR was organized as a limited liability company in the State of Louisiana on June 10, 2010; hence it has no financial information to report prior to June 10, 2010.

The audited statements of revenues and direct operating expenses of the Samson Properties for each of the years ended December 31, 2010 and 2009, including the related report of the independent registered public accounting firm, and the unaudited interim statements of revenues and direct operating expenses for the six month periods ended June 30, 2011 and 2010 of the Samson Properties are attached as Exhibit 99.2 hereto and incorporated in their entirety herein by reference. Complete financial and operating information related to the Samson Properties, including balance sheet and cash flow information, is not presented because the Samson Properties were not maintained separately within the books and records of Samson Contour Energy E&P, LLC.

(b)         Pro Forma Financial Information.

The unaudited pro forma consolidated financial statements and accompanying notes of the Company as of and for the six months ended June 30, 2011 and for the year ended December 31, 2010, reflecting our acquisition of TNR and the Samson Properties and concurrent financing transactions as if such transactions occurred on January 1, 2010, are attached as Exhibit 99.3 hereto and incorporated in their entirety herein by reference. Also presented in Exhibit 99.3 is pro forma consolidated supplemental oil and gas information.

(d)         Exhibits.

Exhibit No.	Description

99.1
Audited financial statements of TNR for the period from inception (June 10, 2010) to December 31, 2010, including the related report of the independent registered public accounting firm, and the unaudited interim financial statements of TNR for the six month period ended June 30, 2011 and the period from inception (June 10, 2010) to June 30, 2010.

99.2
Audited statements of revenues and direct operating expenses of the Samson Properties for the years ended December 31, 2010 and 2009, including the related report of the independent registered public accounting firm, and the unaudited interim statements of revenues and direct operating expenses for the six month periods ended June 30, 2011 and 2010.

99.3
Unaudited pro forma consolidated financial statements and accompanying notes of the Company as of and for the six months ended June 30, 2011 and for the year ended December 31, 2010, reflecting the Company’s acquisition of TNR and the Samson Properties together with unaudited pro forma consolidated supplemental oil and gas information.

99.4	Letter from Collarini Engineering dated October 17, 2011 relating to its reserve estimates dated January 1, 2011.

99.5	Letter from Collarini Engineering dated October 17, 2011 relating to its reserve estimates dated April 1, 2011.

99.6	Reserve Report of Chadwick Energy Consulting, Inc. (1)

(1)	Incorporated by reference to the Exhibit No. 99.1 to the Registrant’s Amendment No. 1 to the Annual Report on Form 10-K, filed with the Securities and Exchange Commission on July 22, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mesa Energy Holdings, Inc.

By:	/s/ Rachel L. Dillard
Rachel L. Dillard
Chief Financial Officer
(authorized signatory and Principal Financial Officer)

Date: January 11, 2012

Mesa Energy Holdings, Inc.
Exhibit Index

Exhibit Number

99.1           Audited financial statements of TNR for the period from inception (June 10, 2010) to December 31, 2010, including the related report of the independent registered public accounting firm, and the unaudited interim financial statements for the period from inception (June 10, 2010) to June 30, 2010 and the six months ended June 30, 2011.

99.2           Audited statements of revenues and direct operating expenses of certain oil and gas properties of Samson Properties for the years ended December 31, 2010 and 2009 and the unaudited interim statements of revenues and direct operating expenses for the six month periods ended June 30, 2011 and 2010.

99.3           Unaudited pro forma consolidated financial information and accompanying notes of Mesa Energy Holdings, Inc. as of and for the six months ended June 30, 2011 and for the year ended December 31, 2010, together with unaudited pro forma consolidated supplemental oil and gas information.

99.4           Letter from Collarini Engineering dated October 17, 2011 relating to its reserve estimates dated January 1, 2011.

99.5           Letter from Collarini Engineering dated October 17, 2011 relating to its reserve estimates dated April 1, 2011.

99.6           Reserve Report of Chadwick Energy Consulting, Inc.  (1)

(1)	Incorporated by reference to the Exhibit No. 99.1 to the Registrant’s Amendment No. 1 to the Annual Report on Form 10-K, filed with the Securities and Exchange Commission on July 22, 2011.